UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2019

Date of Report (Date of earliest event reported)

GREENVISION ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39136	84-3015108
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza 36th Floor New York, New York 10019	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-786-7429

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth ☒

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of Common Stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
Common Stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of Common Stock	GRNVR	The Nasdaq Stock Market LLC

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2019, GreenVision Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 5,750,000 units (the “Units”), inclusive of the over-allotment option of 750,000 Units.

Each Unit consists one share of common stock (“Common Stock”), one redeemable warrant (“Warrant”) entitling its holder to purchase one share of Common Stock at a price of $11.50 per whole share, and one right to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $57,500,000.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor, GreenVision Capital Holdings LLC. (“Sponsor”) for the purchase of 2,100,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $2,100,000, pursuant to the Sponsor Subscription Agreement dated September 19, 2019. In addition, the Company sold to I-Bankers Securities Inc., for $100, a share purchase warrant to purchase up to 287,500 shares exercisable at $12.00 per share, commencing on the later of the consummation of the Company’s initial business combination and 360 days from the effective date of the Registration Statement, pursuant to the Share Purchase Warrant dated November 21, 2019 and expiring five year from the effective date.

As of November 21, 2019, a total of $57,500,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of November 21, 2019 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Balance Sheet dated November 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVISION ACQUISITION CORP.

By:	/s/ Zhigeng Fu
Zhigeng (David) Fu
Chief Executive Officer

Dated: November 27, 2019

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